Exhibit 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Annual Report on Form 10-KSB of FMB Equibanc, Inc. (the “Corporation”) for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, the President and Chief Executive Officer and the Secretary of the Corporation, certifies that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ Charles R. Nessmith Charles R. Nessmith President and Chief Executive Officer (Principal Executive Officer) March 28, 2003	/s/ Dwayne E. Rocker Dwayne E. Rocker Secretary (Principal Financial and Accounting Officer) March 28, 2003